Dear Current and Future Shareholders:

Who could possibly have guessed that rates would decline in the midst of an aggressive Federal Reserve ("Fed") tightening? During the quarter ended June 30, 2000, two year Treasury note yields fell close to 15 basis points and five-year yields, almost 20. This happened as the Fed raised short term rates both on March 21, 2000 then again on May 16, 2000. In our opinion, two factors are responsible for this anomaly. First, investors have great confidence in Fed Chairman Greenspan's ability to fine-tune the economy. They believe that he will continue to be able to maintain a moderate growth path for the economy and control inflation. In fact, this confidence is so strong that investors are comfortable buying Treasuries at the same time (or even before) the Fed is finished tightening. Secondly, now that we are operating with a budget surplus, the Treasury has been buying U.S. Treasuries in the open market, driving rates lower than otherwise would be the case. This is especially the case with longer maturities as most of the "off the run" long bonds trade at premium dollar prices.

Whatever the cause of the recent bull market, we believe that given the overall economic picture, interest rates have built in an economic scenario that has yet to take place. The most recent statistics show an economy that is growing at a 5.5% pace, with employment at historic highs. Inflation as measured by wage growth, the P.P.I. and C.P.I., show that inflation has bottomed but has started to climb from the 2-3% range to the 3-4% range. (The C.P.I. for June was up .6% or a 7.2% annual rate!). Oil prices show little signs of declining which only makes matters worse. All in all, we are going to need to see signs of significant economic weakness to justify rates at current levels.

In the portfolio, we have maintained a conservative duration vis-a-vis the index thinking (incorrectly) that rates were sure to rise. Although this has not hurt relative performance, we were definitely wrong on the direction of rates this year. The good news is that corporate and mortgage backed bond yields are as generous as they have been in recent history and we think that this is a great opportunity to pick up yield in the portfolio without sacrificing quality. Although we don't expect rates to rise significantly, we do believe that there will be an opportunity to initiate new positions at lower dollar prices before year-end.

Sincerely,

[/s/ John D. Knox]
John D. Knox
Managing Director
Trainer Wortham & Company, Inc.

Past performance is no guarantee of future results. Share prices fluctuate and you may have a gain or loss when you redeem shares.

This material is to be preceded or accompanied by a prospectus. The U.S. Government guarantees the payment of principal and interest on U.S. Treasury securities, while the principal and investment return of Trainer Wortham Funds are not guaranteed and will vary over time. Shares of the Trainer Wortham Funds are distributed by Provident Distributors, Inc. which is not affiliated with First Republic Bank and is not a bank. Trainer Wortham & Co., Inc. is the investment advisor to the Funds, for which it receives a fee.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, ANY BANK, ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

TRAINER WORTHAM TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS                                            JUNE 30, 2000
--------------------------------------------------------------------------------

PRINCIPAL                                                                       MARKET
  AMOUNT                                                                         VALUE
----------                                                                    -----------
              FIXED INCOME SECURITIES - 97.61%
              U.S. GOVERNMENT TREASURY - 29.90%
$  800,000    U.S. Treasury Notes, 6.375%, 09/30/01.......................    $   798,744
   225,000    U.S. Treasury Notes, 5.875%, 10/31/01.......................        223,241
   900,000    U.S. Treasury Notes, 7.500%, 11/15/01.......................        911,808
   750,000    U.S. Treasury Notes, 6.375%, 08/15/02.......................        749,063
   900,000    U.S. Treasury Notes, 5.500%, 05/31/03.......................        880,029
 1,000,000    U.S. Treasury Notes, 5.875%, 02/15/04.......................        986,560
   650,000    U.S. Treasury Notes, 7.250%, 05/15/04.......................        670,312
   500,000    U.S. Treasury Notes, 7.250%, 08/15/22.......................        561,090
                                                                              -----------
              TOTAL U.S. GOVERNMENT TREASURY (COST $5,907,580)............      5,780,847
                                                                              -----------
              U.S. GOVERNMENT AGENCY - 34.92%
   200,000    Federal Home Loan Bank
              4.690%, 10/16/00............................................        198,828
   400,000    Student Loan Marketing Association
              4.750%, 12/11/00............................................        396,600
   317,307    Federal Home Loan Mortgage Corp., Series #1647,
              6.500%, 11/15/08............................................        303,901
   258,857    Federal Home Loan Mortgage Corp. Pool #E65534,
              6.500%, 10/01/11............................................        250,037
   439,178    Federal National Mortgage Association Pool #421151,
              6.000%, 05/01/13............................................        415,708
   106,320    Federal National Mortgage Association Pool #523853,
              11.000%, 11/01/13...........................................        112,234
   450,290    Federal National Mortgage Association Pool #479939,
              5.500%, 01/01/14............................................        417,221
   444,413    Federal National Mortgage Association Pool #483994,
              6.000%, 04/01/14............................................        420,781
     2,323    Federal National Mortgage Association Pool #041474,
              7.500%, 04/01/17............................................          2,290
    10,284    Federal Home Loan Mortgage Corp. Pool #141248,
              7.500%, 07/01/17............................................         10,252
   217,133    Federal Home Loan Mortgage Corp. Pool #A01632,
              10.500%, 12/01/20...........................................        236,471
   411,935    Federal National Mortgage Association Pool #100285,
              9.500%, 12/15/20............................................        431,114
   360,094    Government National Mortgage Association Pool #331266,
              8.000%, 08/15/22............................................        362,795
   349,829    Federal Home Loan Mortgage Corp. Gold Pool #D72664,
              7.000%, 07/01/26............................................        338,347
   119,119    Federal Home Loan Mortgage Corp. Gold Pool #C80442,
              7.000%, 10/01/26............................................        115,209
   478,005    Government National Mortgage Association Pool #407955,
              6.500%, 10/15/27............................................        453,952

The notes to financial statements are an integral part of these statements.

TRAINER WORTHAM TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)                                JUNE 30, 2000
--------------------------------------------------------------------------------

PRINCIPAL                                                                       MARKET
  AMOUNT                                                                         VALUE
----------                                                                    -----------
$  445,508    Federal National Mortgage Association Pool #251568,
              6.500%, 03/01/28............................................    $   420,167
   429,043    Government National Mortgage Association Pool #458485,
              6.500%, 08/15/28............................................        407,454
   998,456    Federal National Mortgage Association Pool #533853,
              7.000%, 03/01/30............................................        964,129
   499,950    Federal National Mortgage Association Pool #538687,
              7.500%, 06/01/30............................................        493,040
                                                                              -----------
              TOTAL U.S. GOVERNMENT AGENCY (COST $6,919,596)..............      6,750,530
                                                                              -----------
              CORPORATE BONDS - 32.79%
   160,000    Ford Motor Credit Co., 7.020%, 10/10/00.....................        160,051
   200,000    Sears Roebuck Acceptance Corp., 5.870%, 01/08/01............        198,750
   150,000    Morgan Stanley Group, Inc., 9.375%, 06/15/01................        152,813
    62,648    WFS Financial Owner Trust, 1998-A A3, 5.900%, 05/20/02......         62,517
   500,000    General Electric Capital Corp., 7.250%, 05/03/04............        501,250
   400,000    First Union Corp., 6.950%, 11/01/04.........................        389,000
   250,000    Hydro-Quebec, 6.720%, 03/16/05..............................        243,750
   400,000    Commercial Credit Company, 7.375%, 04/15/05.................        399,000
   400,000    WorldCom, Inc., 8.000%, 05/15/06............................        405,000
   200,000    Salomon Smith Barney Holdings, Inc., 7.125%, 10/01/06.......        192,750
   100,000    Union Pacific Resources Corp., 7.000%, 10/15/06.............         95,875
   500,000    Sears Roebuck Acceptance Corp., 7.000%, 06/15/07............        472,500
   500,000    Time Warner, Inc., 8.180%, 08/15/07.........................        511,875
   200,000    General Motors Acceptance Corp., 5.850%, 01/14/09...........        175,250
   500,000    Sprint Capital Corp., 6.375%, 05/01/09......................        451,875
   400,000    Goldman Sachs Group, Inc., 7.350%, 10/01/09.................        384,000
   250,000    SBC Communications, Inc., 6.625%, 11/01/09..................        233,438
   485,000    Comp De Desarollo Aeropu, 10.190%, 05/31/11 (Note 4)........        340,106
   200,000    Empresa Nacional Electric, 7.875%, 02/02/27.................        170,937
   356,121    Norwest Asset Securities Corp., 1997-13 A1, 6.750%,
              09/25/27....................................................        344,636
   500,000    IBM Corp., 6.500%, 01/15/28.................................        453,125
                                                                              -----------
              TOTAL CORPORATE BONDS (COST $6,782,726).....................      6,338,498
                                                                              -----------
              TOTAL FIXED INCOME SECURITIES (COST $19,609,902)............     18,869,875
                                                                              -----------

The notes to financial statements are an integral part of these statements.

TRAINER WORTHAM TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)                                JUNE 30, 2000
--------------------------------------------------------------------------------

                                                                              MARKET
 SHARES                                                                        VALUE
--------                                                                    -----------
            SHORT TERM INVESTMENTS - 1.38%
 267,525    UMB Bank, Money Market Fiduciary, 4.900% (Cost $267,525)....    $   267,525
                                                                            -----------
            TOTAL INVESTMENTS (COST $19,877,427**) - 98.99%.............     19,137,400
            OTHER ASSETS LESS OTHER LIABILITIES - 1.01%.................        194,382
                                                                            -----------
            NET ASSETS - 100.00%........................................    $19,331,782
                                                                            ===========
** Cost for Federal income tax purposes is $19,877,427 and net unrealized depreciation consists of:
            Gross unrealized appreciation...............................    $    15,482
            Gross unrealized depreciation...............................       (755,509)
                                                                            -----------
            Net unrealized depreciation.................................    $  (740,027)
                                                                            ===========

The notes to financial statements are an integral part of these statements.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000
--------------------------------------------------------------------------------

                                                              TOTAL RETURN
                                                               BOND FUND
                                                              ------------
ASSETS
  Investments in securities at market value (identified cost
    $19,877,427)
    (Notes 1 and 4).........................................  $19,137,400
  Receivables:
    Dividends and interest..................................      230,183
  Deferred organizational costs (Note 1)....................        3,019
  Other assets..............................................        2,985
                                                              -----------
    TOTAL ASSETS............................................   19,373,587
                                                              -----------
LIABILITIES
  Payables:
    Capital stock redeemed..................................       20,000
    Advisory fee............................................        1,455
    Accrued expenses........................................       20,350
                                                              -----------
    TOTAL LIABILITIES.......................................       41,805
                                                              -----------
NET ASSETS
  (applicable to outstanding shares of 1,989,910; unlimited
    shares of $0.001 par value authorized)..................  $19,331,782
                                                              ===========
  Net asset value, offering and redemption price per
    share...................................................  $      9.71
                                                              ===========
SOURCE OF NET ASSETS
  Paid-in capital...........................................  $20,094,184
  Undistributed net investment income.......................       29,973
  Accumulated net realized loss on investments..............      (52,348)
  Net unrealized depreciation of investments................     (740,027)
                                                              -----------
    NET ASSETS..............................................  $19,331,782
                                                              ===========

The notes to financial statements are an integral part of these statements.

STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

                                                              TOTAL RETURN
                                                               BOND FUND
                                                              ------------
INVESTMENT INCOME
  Interest..................................................   $1,092,625
                                                               ----------
    TOTAL INCOME............................................    1,092,625
                                                               ----------
EXPENSES
  Advisory fees (Note 3)....................................       78,537
  Administrator expense.....................................       23,023
  Transfer agent fees.......................................       32,057
  Bookkeeping and pricing...................................       26,859
  Insurance expense.........................................        2,842
  Custodian fees............................................        9,732
  Legal expense.............................................       12,576
  Registration expense......................................       16,930
  Organizational expense (Note 1)...........................        2,359
  Independent accountants...................................        7,677
  Trustees' fees and expenses...............................        8,838
  Reports to shareholders...................................        7,673
  Other.....................................................       11,323
                                                               ----------
    TOTAL EXPENSES..........................................      240,426
    Expenses waived and reimbursed (Note 3).................      (69,117)
                                                               ----------
    NET EXPENSES............................................      171,309
                                                               ----------
    NET INVESTMENT INCOME...................................      921,316
                                                               ----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss from security transactions..............      (52,314)
  Net change in unrealized depreciation of investments......     (295,114)
                                                               ----------
  Net unrealized loss on investments........................     (347,428)
                                                               ----------
  Net increase in net assets resulting from operations......   $  573,888
                                                               ==========

The notes to financial statements are an integral part of these statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               TOTAL RETURN BOND FUND
                                                              -------------------------
                                                                 YEAR          YEAR
                                                                 ENDED         ENDED
                                                               JUNE 30,      JUNE 30,
                                                                 2000          1999
                                                              -----------   -----------
OPERATIONS

  Net investment income.....................................  $   921,316   $   678,867
  Net realized gain (loss) on investments...................      (52,314)      197,123
  Net change in unrealized depreciation of investments......     (295,114)     (566,965)
                                                              -----------   -----------
  Net increase in net assets resulting from operations......      573,888       309,025
                                                              -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS
  Distributions from net investment income..................     (906,229)     (670,385)
  Distributions from realized gains on investments..........      (91,579)     (149,582)
                                                              -----------   -----------
    Total distributions.....................................     (997,808)     (819,967)
                                                              -----------   -----------
CAPITAL SHARE TRANSACTIONS
  Receipt from shares sold..................................    4,687,580     6,041,530
  Receipt from shares issued on reinvestment of
    distributions...........................................      914,758       778,454
  Shares redeemed...........................................   (2,772,438)   (1,359,170)
                                                              -----------   -----------
  Net increase in net assets resulting from capital share
    transactions(a).........................................    2,829,900     5,460,814
                                                              -----------   -----------
    Total increase in net assets............................    2,405,980     4,949,872
NET ASSETS
  Beginning of year.........................................   16,925,802    11,975,930
                                                              -----------   -----------
  End of year...............................................  $19,331,782   $16,925,802
                                                              ===========   ===========
  (a) Transactions in capital stock were:
      Shares sold...........................................      479,462       587,067
      Shares issued on reinvestment of distributions........       93,958        76,423
      Shares redeemed.......................................     (282,230)     (132,975)
                                                              -----------   -----------
      Net increase..........................................      291,190       530,515
      Beginning balance.....................................    1,698,720     1,168,205
                                                              -----------   -----------
      Ending balance........................................    1,989,910     1,698,720
                                                              ===========   ===========

The notes to financial statements are an integral part of these statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The tables below set forth financial data for a share of capital stock outstanding throughout each period presented.

                                                        TOTAL RETURN BOND FUND
                                               -----------------------------------------
                                                                                 PERIOD
                                                   YEARS ENDED JUNE 30,          ENDED
                                               -----------------------------    JUNE 30,
                                                2000       1999       1998      1997(1)
                                               -------    -------    -------    --------
NET ASSET VALUE, BEGINNING OF PERIOD.........   $ 9.96     $10.25     $10.08     $10.00
                                               -------    -------    -------    -------
  INCOME FROM INVESTMENT OPERATIONS
  ---------------------------------
  Net investment income......................     0.52       0.47       0.52       0.41
  Net gains (losses) on securities (both
    realized and unrealized).................    (0.20)     (0.18)      0.25       0.08
                                               -------    -------    -------    -------
    Total from investment operations.........     0.32       0.29       0.77       0.49
                                               -------    -------    -------    -------
  LESS DISTRIBUTIONS
  ------------------
  Dividends from net investment income.......    (0.52)     (0.47)     (0.53)     (0.40)
  Distributions from capital gains...........    (0.05)     (0.11)     (0.07)        --
  Distributions in excess of capital gains...       --         --         --      (0.01)
                                               -------    -------    -------    -------
    Total distributions......................    (0.57)     (0.58)     (0.60)     (0.41)
                                               -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD...............  $  9.71     $ 9.96     $10.25     $10.08
                                               =======    =======    =======    =======
TOTAL RETURN.................................    3.31%      2.80%      7.84%      4.90%+
RATIOS/SUPPLEMENTAL DATA
------------------------
  Net assets, end of period (in 000's).......  $19,332    $16,926    $11,976     $8,479
  Ratio of expenses to average net assets
    before reimbursement of expenses by
      Advisor................................    1.38%      1.46%      1.68%      2.01%*
    after reimbursement of expenses by
      Advisor................................    0.98%      1.20%      1.20%      0.88%*
  Ratio of net investment income (loss) to
    average net assets
    before reimbursement of expenses by
      Advisor................................    4.89%      4.55%      4.86%      4.53%*
    after reimbursement of expenses by
      Advisor................................    5.29%      4.81%      5.34%      5.66%*
  Portfolio turnover rate....................      16%        57%        83%       112%+

-------------------------------------------
 (1) The Total Return Bond Fund commenced operations on October 1, 1996. + Since inception, not annualized.
* Annualized.

The notes to financial statements are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS                                      JUNE 30, 2000
--------------------------------------------------------------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Trainer Wortham Funds (the "Trust") is an open-end investment management company which currently offers shares of four series: Trainer Wortham First Mutual Fund ("First Mutual Fund"); Trainer Wortham Large-Cap Growth Fund ("Large-Cap Growth Fund"); Trainer Wortham Total Return Bond Fund ("Total Return Bond Fund"); and Trainer Wortham California Intermediate Tax-Free Fund ("California Intermediate Tax-Free Fund"). Each Fund has distinct investment objectives and policies. This Annual Report relates to the Total Return Bond Fund. Information on the First Mutual Fund, Large-Cap Growth Fund and the California Intermediate Tax-Free Fund is provided in separate reports.

The Total Return Bond Fund seeks to maximize total return consistent with preservation of capital. The Fund will invest in U.S. Government and agency securities, investment grade corporate bonds and other fixed-income securities. The Fund will seek to produce conservative, risk adjusted returns.

Due to the inherent risk in any investment program, the Fund can not ensure that its investment objectives will be realized. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Unlisted securities, or listed securities in which there were no sales, are valued at the mean of the closing bid and ask prices. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost which approximates market value. All other securities are valued at their fair value as determined in good faith by the Board of Trustees.

B. OTHER. As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Those differences are primarily due to different treatments for net operating losses and post-October capital losses.

C. NET ASSET VALUE PER SHARE. Net asset value per share of the capital stock of a Fund is determined daily as of the close of trading on the New York Stock Exchange by dividing the value of its net assets by the number of Fund shares outstanding. The offering price and redemption price per share is the same as the net asset value per share.

D. FEDERAL INCOME TAXES. It is the policy of each Fund to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, if such qualification is in the best interest of its stockholders, and to make distributions of net investment income and

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          JUNE 30, 2000
--------------------------------------------------------------------------------

capital gains (after reduction for any amounts available for Federal income tax purposes as capital loss carryovers) sufficient to relieve it from all, or substantially all, Federal income taxes. During the year ended June 30, 2000 the Fund realized $52,348 of capital losses for financial reporting purposes which have been deferred for Federal income tax purposes.

E. USE OF ESTIMATES IN FINANCIAL STATEMENTS. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

F. ORGANIZATIONAL COSTS. Organizational costs for Total Return Bond Fund are being amortized on a straight-line basis over five years, commencing October 1, 1996.

NOTE 2 - PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities, other than short-term investments, for the year ended June 30, 2000 are as follows:

                                                              PURCHASES       SALES
                                                              ----------    ----------
Total Return Bond Fund......................................  $6,058,986    $2,655,010

NOTE 3 - INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES Trainer Wortham & Co., Inc. (the "Advisor") is the investment advisor for the Trust pursuant to four separate investment advisory agreements (the "Agreements"). Under the terms of the Agreement, the Advisor receives an annual fee, accrued daily and paid monthly, of 0.45% of the average daily net assets of the Total Return Bond Fund. The Advisor has agreed, pursuant to an Operating Expenses Agreement, to waive its advisory fees and/or reimburse other operating expenses in amounts necessary to limit the annual operating expenses of the Total Return Bond Fund to 1.00% of the fund's average daily net assets to at least June 30, 2000. Prior to November 1, 1999, the Advisor agreed to waive its advisory fees and/or reimburse other operating expenses to limit the annual operating expenses of the Total Return Bond Fund to 1.20%. Effective September 1, 1999 the Advisor voluntarily agreed to further limit the Fund's annual operating expenses by waiving all of its advisory fees. During the year ended June 30, 2000 the Advisor waived advisory fees and/or reimbursed other operating expenses in the amount of $69,117 for the Total Return Bond Fund.

Certain officers and trustees of the Trust are affiliated persons of the Advisor.

NOTE 4 - RESTRICTED SECURITIES
Total Return Bond Fund owns certain investment securities which are restricted as to resale. Accordingly, these securities are valued at fair value in good faith by or under the direction of the Trust's Board of Trustees, taking into consideration such factors including recent private sales, market conditions and the issuer's financial performance. At June 30, 2000, Total Return Bond

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          JUNE 30, 2000
--------------------------------------------------------------------------------

Fund owned the following securities which may not be sold without registration under the Securities Act of 1933:

TOTAL RETURN BOND FUND

                                  ACQUISITION              UNIT     MARKET
            SECURITY                 DATE         PAR      PRICE    VALUE     %TNA     COST
            --------              -----------   --------   -----   --------   ----   --------
Comp De Desarollo Aeropu
  10.190%, 05/31/11.............  07/16/97      $485,000   70.13   $340,106   1.76%  $533,317

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees
Trainer Wortham Funds
New York, New York

We have audited the statement of assets and liabilities of Trainer Wortham Total Return Bond Fund (one of the series constituting Trainer Wortham Funds), including the schedule of investments, as of June 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period October 1, 1996 (commencement of operations) to June 30, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trainer Wortham Total Return Bond Fund series of Trainer Wortham Funds as of June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period October 1, 1996 to June 30, 1997 in conformity with generally accepted accounting principles.

                                                BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
July 27, 2000

ILLUSTRATION OF $10,000 INVESTMENT
--------------------------------------------------------------------------------

The graph below compares the increase in value of a $10,000 investment in the Trainer Wortham Total Return Bond Fund with the performance of the Lehman Aggregate Index. The values and returns for the Trainer Wortham Total Return Bond Fund include reinvested dividends. Unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.

Average Annual Total Return

1 Year          3.31%
Since Inception 5.02%*

Past performance is not predictive of future performance.

                                                                   TOTAL RETURN BOND FUND             LEHMAN AGGREGATE INDEX
                                                                   ----------------------             ----------------------
10/01/96                                                                 10,000.00                           10,000.00
06/30/97                                                                 10,490.00                           10,618.00
06/30/98                                                                 11,312.00                           11,738.00
06/30/99                                                                 11,628.00                           12,107.00
06/30/00                                                                 12,013.00                           12,359.00

* Fund commenced operations October 1, 1996.

                             TRAINER WORTHAM FUNDS
                          845 Third Avenue, 6th Floor
                               New York, NY 10022

OFFICERS                                       AUDITORS
David P. Como                                  Briggs, Bunting & Dougherty, LLP
President                                      Two Logan Square, Suite 2121
                                               Philadelphia, PA 19103
John D. Knox
Vice President
                                               CUSTODIAN
Robert J. Vile                                 UMB Bank KC, NA
Vice President                                 P.O. Box 412797
                                               Kansas City, MO 64141
Brian J. O'Neill
Treasurer
                                               FUND ADMINISTRATION
Kelly O'Neill                                  PFPC Inc.
Secretary                                      3200 Horizon Drive
                                               King of Prussia, PA 19406
INVESTMENT ADVISOR
Trainer Wortham & Co., Inc.
845 Third Avenue, 6th Floor
New York, NY 10022

Distributed by Provident Distributors, Inc., 3200 Horizon Drive, King of Prussia, PA 19406 -- DFU 8/00

This report is submitted for the general information of the shareholders of the Trust. It is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective Prospectus which includes details regarding the Trust's objectives, policies, expenses and other information.

     TRUSTEES:

     Robert H. Breslin, Jr.
     David P. Como
     Raymond Eisenberg
     Todd L. Eisenberg
     David Elias
     Robert S. Lazar
     Martin S. Levine
     Timothy J. O'Hara
     James F. Twaddell

     For more complete information including
     charges and expenses, you may request
     a prospectus by calling:
                                  888.257.4450

                             [TRAINER WORTHAM LOGO]
                   845 Third Avenue, New York, New York 10022
            888.257.4450 - Fax: 415.288.1401-www.trainerwortham.com

                          [TRAINER WORTHAM FUNDS LOGO]

                                 ANNUAL REPORT

                                 JUNE 30, 2000

                             TOTAL RETURN BOND FUND

                                  888.257.4450